BlackRock Liquidity Funds
TempFund
TempCash
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
MuniFund
MuniCash

California Money Fund

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 1, 2015 to the
Statement of Additional Information dated February 27, 2015

Effective immediately, the Funds’ Statement of Additional Information is amended as follows:

The following is added as the second paragraph of the section entitled “Miscellaneous — Other
Information”:

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following dealers, Service Organizations and intermediaries are receiving such payments: Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunGard Brokerage & Securities Services LLC and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, the Manager or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

Shareholders should retain this Supplement for future reference.

BRLF-SAI-001-0915SUP